UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 22, 2006
First Financial Corporation
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

P. O. Box 540 , Terre Haute, Indiana (Address of principal executive offices)	47808 (Zip Code)
Registrant’s telephone number, including area code 812-238-6264
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On November 22, 2006, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.43 per share payable January 2, 2007 to shareholders of record on December 15, 2006. The release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release, dated November 22, 2006 issued by First Financial Corporation. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation
Dated: November 22, 2006	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

Dated: November 22, 2006	/s/ Michael A. Carty
Michael A. Carty
Secretary/Treasurer and Chief Financial Officer